UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          Date of Report (Date of Earliest Event Reported): May 3, 2004

                              BANK ONE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



Delaware                            001-15323                         31-0738296
--------                            ---------                         ----------
(State or other jurisdiction  (Commission File Number)             (IRS Employer
 of incorporation)                                        Identification Number)


                               One Bank One Plaza
                                Chicago, IL 60670
                                -----------------
               (Address of principal executive offices) (zip code)

                                 (312) 732-4000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.         OTHER EVENTS
                ------------


        Bank One Corporation and J.P. Morgan Chase & Co. issued a joint press release on May 3, 2004, which is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------


(c)             Exhibits.


                99.1 Joint press release, dated May 3, 2004, issued by Bank One and J.P. Morgan Chase & Co.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                          BANK ONE CORPORATION


                                          By: /s/ Heidi Miller
                                              ----------------------------------
                                              Name:  Heidi Miller
                                              Title: Chief Financial Officer


Date:  May 3, 2004

                                  EXHIBIT INDEX



99.1 Joint press release, dated May 3, 2004, issued by Bank One and J.P. Morgan Chase & Co.